                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 5, 1998



                                THE GEON COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



 Delaware                           1-11804                    34-1730488
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(State or other                    (Commission               (IRS  Employer
jurisdiction of                   File Number)             Identification No.)
  corporation)



                          One Geon Center, Avon Lake, Ohio         44012
                          ----------------------------------------------
                     (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code 440-930-1001
                                                          ---------------

                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5. Other Events
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     The Geon Company and Bayer Corporation have entered into an agreement that will reduce Geon's costs for raw materials it uses in the production of vinyl chloride monomer (VCM) and provide Bayer with a long-term consumer for the excess hydrogen chloride it produces.

Item 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits
----------  ------------------------------------------------------------------

Exhibit 99.1 Press Release of March 5, 1998 announcing the agreement between The Geon Company and Bayer.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE GEON COMPANY



                                                 By /s/ Gregory L. Rutman
                                                  ------------------------------
                                                   Secretary




Dated March 12, 1998